Supplement Dated May 1, 2017

To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account S

Lincoln CVUL Series III Elite

Lincoln Corporate Variable 4

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Lincoln CVUL Series III Elite

Lincoln Corporate Variable 4

This Supplement outlines changes to the investment options under your Policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Effective May 1, 2017, the following fund will be available as a new investment option under your Policy.

American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

•                  Mid Cap Value (Class I): Long-term capital growth; income is a secondary objective.

Please retain this Supplement for future reference.